UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2022

BRIDGELINE DIGITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33567	52-2263942
(Commission File Number)	(IRS Employer Identification No.)

100 Sylvan Road, Suite G700, Woburn, MA	01801
(Address of Principal Executive Offices)	(Zip Code)

(781) 376-5555
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLIN	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 11, 2021, Bridgeline Digital, Inc. (“Bridgeline”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Svanaco, Inc., an Illinois corporation (“Svanaco”), Svanawar, Inc., an Illinois corporation (“Svanawar,” and together with Svanaco, “Sellers”), and Hawk Search Inc., an Illinois corporation (“Hawk Search”). The Purchase Agreement provided for an Earnout (i) based on the achievement of certain future financial targets and (ii) estimated by Bridgeline at approximately $2,600,000.  In consideration of payment of the Earnout approximately six months earlier than the Earnout Payment Date and settlement of a Working Capital Adjustment (approximately $200,000 in favor of Bridgeline), the Parties have agreed to a payment of approximately $2,000,000 that reflects both a discount to the Earnout and the Working Capital Adjustment. Terms used in this Form 8-K without definition are defined in the Purchase Agreement. See Bridgeline’s Current Report on Form 8-K as filed with the SEC on May 12, 2021 for a description of the material terms and conditions of the Purchase Agreement.

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Stock Purchase Agreement

On June 15, 2022, the Bridgeline, Sellers, and Hawk Search entered into an Amendment to the Purchase Agreement (the “Amendment”). Described below are the principal changes of the Amendment to the terms and conditions of the Purchase Agreement.

Pursuant to the Amendment, in full satisfaction of Bridgeline’s obligation to pay the Earnout, Bridgeline agreed to pay to Sellers the aggregate sum of $2,028,773.20 in the following two payments: (i) on or before July 1, 2022, the aggregate sum of $1,778,773.20; and (ii) on or before October 3, 2022, the aggregate sum of $250,000.00. All other provision contained in the Purchase Agreement remain unmodified and in full force and effect.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment to Stock Purchase Agreement, among Bridgeline Digital, Inc., Svanaco, Inc., Svanawar, Inc., and Hawk Search Inc., dated June 15, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)
Date: June 22, 2022

	By:	/s/ Thomas R. Windhausen
Thomas R. Windhausen
Chief Financial Officer